EXHIBIT 32.1

                  BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of BestNet Communications Corp. (the "Company") for the quarterly period ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Robert A. Blanchard, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Robert A. Blanchard
----------------------------------
     Robert A. Blanchard
     President and Chief Executive Officer


April 14, 2004